                                                                   Exhibit 24(a)
                                                                   -------------

                                Power of Attorney

     Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2001, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

             /s/
_________________________________      _______________________________________
Don E. Ackerman                        William T. McCormick, Jr.
Director                               Director

_________________________________      _______________________________________
D. Euan Baird                          Didier Primat
Director                               Director
Chairman, President
and Chief Executive Officer

_________________________________      _______________________________________
John Deutch                            Nicolas Seydoux
Director                               Director

_________________________________      _______________________________________
Victor E. Grijalva                     Linda G. Stuntz
Director                               Director
Vice Chairman

_________________________________      _______________________________________
Andre Levy-Lang                        Sven Ullring
Director                               Director

_________________________________      _______________________________________
John C. Mayo                           Yoshihiko Wakumoto
Director                               Director

   Date: January 17, 2002
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